

NHI

Q4 2020 SUPPLEMENTAL

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2020. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31,2020.

COVER: The Courtyard at Bellevue, operated by Encore Senior Living (41 Management), in Green Bay, WI.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Investor Relations

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Omotayo Okusanya, Mizuho Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Todd Stender, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend



AS OF FEBRUARY 22, 2021

162	SENIOR HOUSING
75	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

242 PROPERTIES
36 OPERATING PARTNERS
34 STATES


PARTNERS[1]
3% SMALL
13% NHC
8% ENSIGN
1% QUORUM
1% ACADIA
1% OTHER PUBLIC
11% HOLIDAY
7% LCS
15% SLC
15% BICKFORD
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM
12% OTHER

Regional 55% Small 3%
Public 24% National Private Chain 18%


ASSETS[1]
1%[2] OTHER INCOME
7% SENIOR LIVING CAMPUS
27% SKILLED
3% HOSPITAL & MOB
13% INDEPENDENT LIVING
24% ENTRANCE FEE
25% ASSISTED LIVING

Sr. Hsng. Need-Driven 32% Medical 30%
Sr. Hsng. Discretionary 37% Other Income 1%[2]

[1] Based on annualized cash revenue of $301,128,000 in place at December 31, 2020.
[2] Other income consists primarily of revenue from non-mortgage notes receivable.

PORTFOLIO SUMMARY

as of December 31, 2020 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	94	5,131	$ 76,112	$ 6,375	$ 69,737	$ (1,058)	$ 68,679
Senior Living Campus	14	1,976	23,824	2,120	21,704	(212)	21,492
Total Senior Housing - Need Driven	108	7,107	99,936	8,495	91,441	(1,270)	90,171
Senior Housing - Discretionary							
Independent Living	32	3,703	47,063	7,189	39,874	325	40,199
Entrance-Fee Communities	11	2,707	60,416	4,306	56,110	917	57,027
Total Senior Housing - Discretionary	43	6,410	107,479	11,495	95,984	1,242	97,226
Total Senior Housing	151	13,517	207,415	19,990	187,425	(28)	187,397
Medical Facilities							
Skilled Nursing	72	9,433	81,465	977	80,488	863	81,351
Hospitals	3	207	7,736	(523)	8,259	116	8,375
Medical Office Buildings	2	88,517 *	667	3	664	(6)	658
Total Medical Facilities	77	9,640	89,868	457	89,411	973	90,384
Current Year Disposals[1]			272	(34)	306	(306)	—
Total Leases	228	23,157	297,555	20,413	277,142	639	277,781
Escrow funds received from tenants			9,653		9,653	(9,653)	—
Total Rental Income			307,208		286,795	(9,014)	277,781
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	565	4,782		4,782	637	5,419
Senior Housing - Discretionary	2	714	13,808		13,808	1,018	14,826
Skilled Nursing	3	180	425		425	(8)	417
Other Notes Receivable	—		3,059		3,059	(374)	2,685
Total Mortgage and Other Notes	14	1,459	22,074		22,074	1,273	23,347
Current Year Note Payoffs			2,946		2,946	(2,946)	—
Investment and Other Income			582		582	(582)	—
Total Revenue			$ 332,810	$ 20,413	$ 312,397	$ (11,269)	$ 301,128

[1] *Includes eight properties acquired by Brookdale Senior Living under a purchase option and two properties sold to Bickford Senior Living financed by a mortgage from NHI.*

OPERATING PARTNERS

Partner	Ownership	Market Focus	% of Revenue[1]
Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	15%
Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	15%
Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	13%
Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 260 facilities.	Private	SHO	11%
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	8%
Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	7%
For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	3%
Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%
Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%

[1]Based on annualized cash revenue of $301,128,000 for contracts in place at December 31, 2020.

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	135	74	3	2	214
3Q19	1.19x	2.74x	2.01x	6.49x	1.67x
3Q20	1.12x	2.94x	2.33x	7.05x	1.69x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	96	49	39	4	79	37
3Q19	1.10x	1.15x	1.27x	1.86x	2.70x	1.95x
3Q20	1.04x	1.06x	1.20x	1.65x	2.91x	2.23x

Customers	NHC[1]	SLC	Bickford	Holiday
Properties	42	9	47	26
3Q19	3.69x	1.10x	1.06x	1.21x
3Q20	3.84x	1.08x	1.01x	1.14x

NHI SAME-STORE PORTFOLIO[2]

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	127	74	2	2	205
3Q19	1.19x	2.74x	1.63x	6.49x	1.67x
3Q20	1.11x	2.94x	1.49x	7.05x	1.67x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	89	42	38	3	78	36
3Q19	1.11x	1.15x	1.27x	1.91x	2.70x	1.90x
3Q20	1.02x	1.03x	1.20x	1.71x	2.88x	2.13x

Customers	NHC[1]	SLC	Bickford	Holiday
Properties	42	9	47	26
3Q19	3.69x	1.10x	1.06x	1.21x
3Q20	3.84x	1.08x	1.01x	1.14x

All tables are based on the trailing 12 months and exclude transitioned properties pursuant to cash-flow based leases, mortgages and other notes receivable and development and lease up properties in operation less than 24 months. The tables include pro forma rents for stabilized acquisitions in the portfolio less than 24 months. These results include any amounts received and recognized by the operators from the HHS CARES Act Provider Relief Fund but do not include any funds received under the Paycheck Protection Program. Our operators may not consistently account for any pandemic relief funds received which can impact comparability among operators and across periods.

[1] *NHC coverage is based on corporate level Fixed Charge Coverage Ratio and includes 3 independent living facilities.*

[2] *Excludes properties that have transitioned operators in past 24 months.*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
SHO	3	December 2021	Open	C	1,324	0.44 %
MOB	1	February 2025	Open	A	312	0.10 %
HOSP	1	March 2025	Open	B	2,016	0.67 %
HOSP	1	September 2027	Open	D	2,815	0.93 %
HOSP	1	June 2022	2022	A	3,544	1.18 %
SNF	7	August 2028	2025	C	3,638	1.21 %
SHO	2	May 2035	2027	B	5,348	1.78 %
SNF	1	September 2028	2028	C	482	0.16 %
						6.47 %

Option Type:
- A. Greater of fixed base price or fair market value
- B. Fixed base price plus a specified share on any appreciation
- C. Fixed base price
- D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $301,128,000 for contracts in place at December 31, 2020*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2021	12	2,905	1,308	—	4,213
2022	4	829	—	3,544	4,373
2023	15	11,986	2,985	—	14,971
2024	9	7,406	—	—	7,406
2025	3	522	—	2,328	2,850
2026	35	1,360	32,887	—	34,247
2027	5	12,668	—	3,161	15,829
2028	14	7,975	4,120	—	12,095
2029	31	57,058	13,618	—	70,676
2030	7	5,083	—	—	5,083
Thereafter	93	79,606	26,433	—	106,039

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 36 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
2013
2014
2015
2016
2017
2018
2019
2020
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
8%
INVESTMENT STRUCTURE
LEASE
92%

*The average age of properties acquired since 2013-2020 is **16.8 years.** The total portfolio average age is **25.0 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q3 2020								
41 Management	SHO	Lease	43/1	WI	7.50%	$ 12,300[2]	$ (12,300)	$ —
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100[3]	(15,100)	—
						$ 176,542	$ (176,542)	$ —
Q4 2019								
41 Management	SHO	Lease	48/1	MN	7.23%	$ 9,340	$ (9,340)	$ —
Q3 2019								
Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100[3]	(15,100)	—
Cappella Living Solutions*	SHO	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Q2 2019								
Discovery Senior Living	SHO	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
Comfort Care Senior Living	SHO	Lease	133/2	MI	7.75%	24,300	(24,300)	—
Q1 2019								
Holiday Retirement	SHO	Lease	232/1	FL	6.71%	38,000	(38,000)	—
Wingate Healthcare*	SHO	Lease	267/1	MA	7.50%	52,200	(51,108)	92
						$ 274,457	$ (274,365)	$ 92

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2020								
41 Management	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (4,040)	$ 18,160
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(1,918)	12,282
Watermark Retirement	EFC	Working Capital Note	420/2	CT	7.50%	5,000	—	5,000
Q1 2020								
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (9,958)	$ 40,442
Q4 2019								
41 Management	SHO	Second Mortgage	43/1	WI	13.00%	$ 3,870	$ (3,870)	$ —
Q3 2019								
Discovery Senior Living	SHO	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
Discovery Senior Living	SHO	Working Capital Note	N/A	N/A	6.50%	750	(750)	—
Q2 2019								
Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
41 Management*	SHO	Construction Loan	53/1	WI	8.50%	10,800	(8,717)	2,083
						$ 54,543	$ (52,460)	$ 2,083
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	466/1	AZ	7.25%	$ 118,800	$ (98,752)	$ 20,048
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(61,200)	—
Bickford Senior Living	SHO	Construction Loan	183/3	MI, VA	9.00%	42,900	(30,466)	12,434
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(11,280)	720
Ignite Medical Resorts*	SNF	Development Lease	144/1	WI	9.50%	25,350	(25,350)	—

** Indicates new operating relationship*

[1] Building count excludes renovations.

[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from 41 Management.

[3] Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Balance Sheet Data					
Gross cost of real estate assets	$ 3,265,070	$ 3,264,564	$ 3,247,138	$ 3,228,132	$ 3,074,846
Total assets	3,120,489	3,139,273	3,166,971	3,167,835	3,042,235
Total liabilities	1,597,544	1,635,271	1,663,502	1,660,842	1,543,983
Total noncontrolling interests	10,711	10,953	11,110	11,435	621
Total stockholder's equity attributable to NHI	1,512,234	1,493,049	1,492,359	1,495,558	1,497,631
Operating Data					
Total revenue	$ 81,238	$ 84,301	$ 84,174	$ 83,076	$ 82,194
Rental revenue - GAAP	74,941	77,821	77,917	76,527	75,404
Straight-line rents	4,930	5,086	5,218	5,177	5,830
Rental revenue - Cash[1]	67,548	68,728	71,069	69,797	67,981
Adjusted EBITDA[2]	74,907	77,012	78,594	76,836	76,952
Interest expense	12,293	12,892	13,557	14,140	14,374
General & administrative expense	3,176	2,785	3,032	4,311	3,611
Funds from operations per diluted common share	1.28	1.42	1.46	1.35	1.39
Normalized FFO per diluted common share	1.37	1.42	1.46	1.36	1.41
Normalized AFFO per diluted common share	1.30	1.34	1.35	1.29	1.30
Regular dividends declared per common share	1.1025	1.1025	1.1025	1.1025	1.05
Capitalization					
Common shares outstanding at end of each period	45,186	44,729	44,650	44,650	44,587
Market value of equity at end of each period	$ 3,125,516	$ 2,695,817	$ 2,711,148	$ 2,211,068	$ 3,632,949
Total debt	1,499,285	1,528,968	1,554,241	1,548,904	1,440,465
Secured debt	95,354	138,165	138,473	138,778	139,082
Net debt	1,455,941	1,486,770	1,507,388	1,502,855	1,435,250
Total market capitalization, including net debt	4,581,457	4,182,587	4,218,536	3,713,923	5,068,199
Ratios					
Interest coverage ratio	6.1x	6.0x	5.8x	5.4x	5.4x
Fixed charge coverage ratio	6.4x	6.3x	6.0x	5.6x	5.9x
Net debt to adjusted EBITDA (annualized)	4.9x	4.8x	4.8x	4.7x	4.7x
Net debt as a percentage of market capitalization	31.8 %	35.5%	35.7%	40.5%	28.3%
Total Debt / Gross Assets	40.3 %	41.1%	41.7%	41.8%	40.5%
Secured Debt / Gross Assets	2.6 %	3.7%	3.7%	3.7%	3.9%
Dividend payout ratio for normalized FFO	80.5 %	77.6%	75.5%	81.1%	74.5%
Dividend payout ratio for normalized AFFO	84.8 %	82.3%	81.7%	85.5%	80.8%
Portfolio Statistics					
Number of properties (includes mortgages)	242	243	243	240	238

[1] *Excludes escrow funds received from tenants*

[2] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

Fixed Charge Coverage



10
8
6
4
2
0
5.8x
6.8x
5.6x
5.7x
6.4x
2016
2017
2018
2019
2020



DEBT[1]
37%
UNSECURED, VARIABLE
57%
UNSECURED, FIXED
6%
SECURED, FIXED

Revolver Liquidity (dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
$250.0
$142.0
$137.0
$262.0
$252.0
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Balance
Available

Net Debt to Adjusted EBITDA



5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.4x
4.2x
4.5x
4.7x
4.9x
2016
2017
2018
2019
2020[2]

December 31, 2020 (dollars in thousands)	Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt				
Fixed Rate				
Fannie Mae Mortgage Loans	$95,354	3.94%	6.4%	4 years
Total Secured Debt	95,354			
Unsecured Debt				
Fixed Rate				
Term Loans	340,000	3.27%[4]	22.6%	3 years
Private Placement	400,000	4.15%	26.6%	4 years
Convertible Senior Notes	60,000	3.25%	4.0%	0.25 years
Revolving Credit Facility	60,000	2.81%[4]	4.0%	
Variable Rate				
Revolving Credit Facility	238,000	1.34%	15.8%	1 year
Term Loans	310,000	1.77%	20.6%	1 year
Total Unsecured Debt	1,408,000			
Subtotal	1,503,354	2.91%	100.0%	2 years
Note Discounts	-			
Unamortized Loan Costs	(4,069)			
Total Debt	$ 1,499,285			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2021*

DEBT MATURITIES

Debt Schedule (as of January 31, 2021)

(dollars in thousands)

Financial Instrument		Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$550MM Revolver (L + 120)	$	30,000	1.32%	Variable	Aug-21	0.5	No
Bank Term Loan (L + 135)		250,000	1.47%	Variable	Aug-22	1.5	No
Bank Term Loan (L + 130)		300,000	1.42%	Variable	Sep-23	2.6	No
Convertible Senior Note		60,000	3.25%	Fixed	Apr-21	0.2	No
$125MM Private Placement Term Loan		125,000	3.99%	Fixed	Jan-23	1.9	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	2.8	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	3.6	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	4.8	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	5.9	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	10.0	No
Fannie Mae Term Loans		95,325	3.94%	Fixed	2025	4.3	Yes
Total Debt	$	1,535,354					
Weighted Averages			2.78%			4.6	
Impact of Swaps [3]			0.47%				
Effective Weighted Average Interest			3.25%				

[1] *As of January 31, 2021. On January 26, 2021 NHI issued $400 million in 3.0% Senior unsecured notes which mature February 2031. Proceeds were used to payoff a $100 million term loan due July 2021 and reduce revolver borrowings.*
[2] *Variable rates based on 1-month USD LIBOR on January 29, 2021.*
[3] *Swap agreements representing a notional amount of $400 million expire in December 2021.*

Debt Maturity Schedule[1]

(dollars in millions)



Senior Notes
Convertible Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$610
60
520
30
$250
250
$475
300
175
$75
75
$145
95
50
$-
$100
100
$400
400
2021
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS

Select Credit Facility and Private Placement Covenants[1]

Credit Facility	Requirement	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Leverage ratio	<= 60%	44%	44%	43%	43%	41%
Unencumbered leverage ratio	<= 60%	48%	48%	48%	48%	42%
Secured leverage ratio	<= 30%	3%	4%	4%	4%	4%
Fixed charge coverage ratio	>= 1.75	6.03	5.68	5.49	5.27	5.24
Tangible net worth	$965MM + 75% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Leverage ratio	<= 60%	44%	44%	43%	43%	41%
Unencumbered leverage ratio	<= 60%	48%	48%	48%	48%	42%
Secured leverage ratio	<= 30%	3%	4%	4%	4%	4%
Fixed charge coverage ratio	>= 2.00	5.45	4.98	4.86	4.67	4.62
Tangible net worth	$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- CONSISTENT DIVIDEND GROWTH AND HEALTHY PAYOUT RATIO

Cash NOI: 7.6% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$225.5
$251.5
$271.5
$290.5
$302.8
2016
2017
2018
2019
2020

Adjusted EBITDA: 6.8% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$236.5
$265.0
$280.2
$298.4
$307.4
2016
2017
2018
2019
2020

NFFO Per Share: 3.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.87
$5.29
$5.46
$5.50
$5.60
2016
2017
2018
2019*
2020

AFFO Per Share: 4.8% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.39
$4.75
$5.04
$5.10
$5.29
2016
2017
2018
2019
2020

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
1.5%
(7.8)%
2.1%
(6.2)%
3.7%
(6.0)%
3.8%
(4.4)%
5.0%
(2.4)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on 2020 consensus estimates

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
5.0%
(7.9)%
5.1%
(5.1)%
5.2%
(4.6)%
5.3%
(3.6)%
6.2%
(2.6)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on 2020 consensus estimates

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
3.9%
4.4%
4.3%
4.2%
4.0%
2016
2017
2018
2019
2020

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400
350
300
250
200
150
100
50
0
9.2%
11.0%
48.9%
49.5%
26.6%
103.0%
79.1%
69.3%
134.0%
161.6%
122.0%
267.0%
3 Year
5 Year
7 Year
10 Year

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.60
$3.80
$4.00
$4.20
$4.41
2016
2017
2018
2019
2020

BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31, 2020	December 31, 2019
Assets		
Real estate properties		
Land	$ 220,361	$ 213,617
Buildings and improvements	3,041,616	2,836,673
Construction in progress	3,093	24,556
	3,265,070	3,074,846
Less accumulated depreciation	(597,638)	(514,453)
Real estate properties, net	2,667,432	2,560,393
Mortgage and other notes receivable, net	292,427	340,143
Cash and cash equivalents	43,344	5,215
Straight-line rent receivable	95,703	86,044
Assets held for sale, net	—	18,420
Other assets	21,583	32,020
Total Assets	$ 3,120,489	$ 3,042,235
Liabilities and Stockholders' Equity		
Debt	$ 1,499,285	$ 1,440,465
Accounts payable and accrued expenses	25,189	26,313
Dividends payable	49,818	46,817
Lease deposit liabilities	10,638	10,638
Deferred income	12,614	19,750
Total Liabilities	1,597,544	1,543,983
Commitments and Contingencies		
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 and 60,000,000 shares authorized; 45,185,992 and 44,587,486 shares issued and outstanding, respectively	452	446
Capital in excess of par value	1,540,946	1,505,948
Cumulative dividends in excess of net income	(22,015)	(5,331)
Accumulated other comprehensive loss	(7,149)	(3,432)
Total National Health Investors Stockholders' Equity	1,512,234	1,497,631
Noncontrolling interests	10,711	621
Total Equity	1,522,945	1,498,252
Total Liabilities and Stockholders' Equity	$ 3,120,489	$ 3,042,235

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended December 31,		2020		2019
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	74,941	$	75,404
Interest income and other		6,297		6,790
		81,238		82,194
Expenses				
Depreciation		21,024		19,610
Interest		12,293		14,374
Legal		427		98
Franchise, excise and other taxes		(19)		109
General and administrative		3,176		3,611
Taxes and insurance on leased properties		2,463		1,593
Loan and realty (gains) losses		(11)		(60)
		39,353		39,335
Loss on early retirement of debt		(3,924)		(823)
Loss from equity method investment		(1,108)		—
Gain on sale of real estate		309		—
Net income		37,162		42,036
Less: net (income) loss attributable to noncontrolling interests		(23)		3
Net income attributable to common stockholders	$	37,139	$	42,039
Weighted average common shares outstanding:				
Basic		44,859,894		44,107,770
Diluted		44,861,469		44,328,847
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.83	$	0.95
Net income attributable to common stockholders - diluted	$	0.83	$	0.95

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended December 31,	2020	2019
	(unaudited)	(unaudited)
Net income attributable to common stockholders	$ 37,139	$ 42,039
Elimination of certain non-cash items in net income:		
Depreciation	21,024	19,610
Depreciation related to noncontrolling interests	(210)	(22)
Gain on sale of real estate	(309)	—
NAREIT FFO attributable to common stockholders	57,644	61,627
Loss on early retirement of debt	3,924	823
Normalized FFO attributable to common stockholders	61,568	62,450
Straight-line lease revenue, net	(4,930)	(5,830)
Straight-line lease revenue, net, related to noncontrolling interests	29	6
Amortization of lease incentives	252	238
Amortization of original issue discount	—	176
Amortization of debt issuance costs	823	693
Equity method investment adjustments, net	757	—
Note receivable credit loss expense	(11)	—
Normalized AFFO attributable to common stockholders	58,488	57,733
Equity method investment capital expenditure	(105)	—
Equity method investment non-refundable fees received	331	—
Non-cash stock-based compensation	290	691
Normalized FAD attributable to common stockholders	$ 59,004	$ 58,424
BASIC		
Weighted average common shares outstanding	44,859,894	44,107,770
NAREIT FFO attributable to common stockholders per share	$ 1.28	$ 1.40
Normalized FFO attributable to common stockholders per share	$ 1.37	$ 1.42
Normalized AFFO attributable to common stockholders per share	$ 1.30	$ 1.31
DILUTED		
Weighted average common shares outstanding	44,861,469	44,328,847
NAREIT FFO attributable to common stockholders per share	$ 1.28	$ 1.39
Normalized FFO attributable to common stockholders per share	$ 1.37	$ 1.41
Normalized AFFO attributable to common stockholders per share	$ 1.30	$ 1.30
PAYOUT RATIOS		
Regular dividends per common share	$ 1.1025	$ 1.05
Normalized FFO payout ratio per diluted common share	80.5%	74.5%
Normalized AFFO payout ratio per diluted common share	84.8%	80.8%

RECONCILIATIONS
(dollars in thousands)

Adjusted EBITDA Reconciliation	Quarter Ended December 31, 2020	2019
Net Income	$ 37,162	$ 42,036
Interest expense	12,293	14,374
Franchise, excise, and other taxes	(19)	109
Depreciation	21,024	19,610
NHI's share of EBITDA adjustments for unconsolidated entities	843	—
Gain on sale of real estate	(309)	—
Loss on note retirement	3,924	823
Note receivable credit loss expense	(11)	—
Adjusted EBITDA	$ 74,907	$ 76,952
Interest expense at contractual rates	$ 9,759	$ 13,187
Interest rate swap payments, net	1,778	(410)
Principal Payments	165	302
Fixed Charges	$ 11,702	$ 13,079
Fixed Charge Coverage	6.4x	5.9x

Net Debt to Adjusted EBITDA	
Consolidated Total Debt	$ 1,499,285
Less cash and cash equivalents	(43,344)
Consolidated Net Debt	$ 1,455,941
Adjusted EBITDA	$ 74,907
Annualizing Adjustment	224,721
Annualized impact of recent investments	—
	$ 299,628
Consolidated Net Debt to Adjusted EBITDA	4.9x

Cash NOI	QTD 2020	QTD 2019	YTD 2020	YTD 2019
Rental Income	$ 74,941	$ 75,404	$ 307,208	$ 294,182
Straight-line rent income	(4,930)	(5,830)	(20,411)	(22,084)
Taxes and insurance on leased properties	(2,463)	(1,593)	(9,653)	(5,798)
Amortization of lease incentives	252	238	987	845
Lease payments received from tenants	$ 67,800	$ 68,219	$ 278,131	$ 267,145
Interest income and other	6,297	6,790	25,603	23,899
Amortization of commitment fees and discounts	(295)	(138)	(905)	(532)
Cash NOI	$ 73,802	$ 74,871	$ 302,829	$ 290,512
Period over Period increase ($)	$ (1,069)		$ 12,317	
Period over Period increase (%)	(1.4)%		4.2%	

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

NORMALIZED FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. We also adjust Normalized AFFO for the net change in our allowance for expected credit losses as well as certain non-cash items related to our equity method investments such as straight-line lease expense and recognition of purchase accounting adjustments. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders. Additionally, normalized FAD improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods and (iii) results among REITs, more meaningful. Because FAD may function as a liquidity measure, we do not present FAD on a per-share basis.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.